THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS (IN THE CASE OF NOTES SOLD UNDER RULE 144A) OR 40 DAYS (IN THE CASE OF NOTES SOLD UNDER REGULATION S) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

EACH HOLDER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE INDENTURE, WHETHER OR NOT SUCH HOLDER SIGNED THE REGISTRATION RIGHTS AGREEMENT, AND TO NOTIFY ANY SUBSEQUENT PURCHASER FROM SUCH HOLDER OF THIS NOTE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN

1369319 06121973

AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

JOY GLOBAL INC.

6.000% NOTE DUE 2016

CUSIP 481165 AE 8
No.	US$250,000,000

JOY GLOBAL INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of Two Hundred Fifty Million and 00/100 Dollars ($250,000,000) on November 15, 2016, and to pay interest thereon from November 10, 2006, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2007, at the rate of 6.000% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this 6.000% Note Due 2016 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more predecessor debt securities) is registered at the close of business on the regular record date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date; provided, however, that interest payable on the interest payment date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any interest payment date shall forthwith cease to be payable to the registered Holder on such regular record date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more predecessor debt securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them.

If, with respect to a series of Notes, (i) the Company fails to file an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 90th day after the issue date; (ii) the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 150th day after the issue date; (iii) the Exchange Offer is not consummated on or before the 60th day after the Exchange Offer Registration Statement (as defined in the

Registration Rights Agreement) is declared effective; (iv) the Company is obligated to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) and fails to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 45th day after the date on which the obligation to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) arises; (v) the Company is obligated to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) and the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 60th day after the Shelf Filing Date (as defined in the Registration Rights Agreement); or (vi) after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement), as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in the preceding clauses (i) through (vi) a “Registration Default”); then additional interest shall accrue on such series of Notes over and above the interest set forth in the title of such series of Notes from and including the date on which any such Registration Default shall occur with respect to such series of Notes, to but excluding the date on which all such Registration Defaults with respect to such series of Notes have been cured, at a rate of 0.50%. That portion of interest accruing as a result of a Registration Default is referred to herein as “Additional Interest.”

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Additional Interest (if any) payable as described in this Note to the extent that, in such context, Additional Interest is, was or would be payable in respect of this Note and express mention of the payment of Additional Interest (if any) in any provisions of this Note shall not be construed as excluding Additional Interest in those provisions of this Note where such express mention is not made.

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next interest payment date for such Exchange Note to the Holder thereof on the related regular record date.

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture and a supplemental indenture, each dated as of November 10, 2006 (collectively, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $250,000,000, except that the Company may, without the consent of the Holders, “reopen” the series and issue more Notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 30 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the redemption date. Holders of Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the redemption date. If fewer than all of the fixed rate notes are to be redeemed, the Trustee will select the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the redemption price, “Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. “Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes. “Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Trustee after consultation with the Company. “Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received. “Reference Treasury Dealer” means each of Banc of America Securities LLC, Lehman Brothers Inc., UBS Securities LLC, and one other nationally recognized investment banking firm that is a Primary Treasury Dealer to be selected by Joy Global, and their respective successors (a “Primary Treasury Dealer”), unless any of them ceases to be a primary U.S. Government securities dealer in the United States, in which case Joy Global will substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

Upon the occurrence of a Change of Control Triggering Event, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer described in the Indenture at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon, to the Change of Control Payment Date. Additional terms and conditions relating to Change of Control Offers are set forth in the Indenture.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note of the applicable series affected thereby: (a) change the stated maturity date of any installment of principal of or interest, or reduce the principal amount of or the rate (or extend the time for payment) of interest, or any premium payable upon the redemption of any Notes; (b) reduce the amount of principal payable upon acceleration of the maturity; (c) change the place or currency of payment of principal, or premium, if any, or interest; (d) impair the right to institute suit for the enforcement of any payment on, or with respect to, the Notes; (e) reduce the percentage in aggregate principal amount of such series of Outstanding Notes, the consent of the Holders of which is required for any amendment or waiver provided for in the Indenture; (f) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note of the series affected thereby; (g) cause any such Note to become subordinate in right of payment to any other Debt, except to the extent provided in the terms of such Note; or (h) impair such holder’s right to require repurchase or conversion of the Notes on the terms provided therein.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of U.S.$2,000 and any integral multiple of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Registrar (initially Wells Fargo Bank, National Association) in the registry books maintained by such Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Security in global form as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Security in global form representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and Coupons, if any, by the Holders thereof and as part of the consideration for the issue of the Securities.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 10, 2006	JOY GLOBAL INC.

By:

Name:

Title:

Attest:

By:

Name:

Its:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 10, 2006

Wells Fargo Bank, National Association., a national banking association,
As Trustee

By:
Authorized Officer

GUARANTEE

Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees the payments as set forth in the Indenture dated as of November 10, 2006 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of November 10, 2006 (the “Supplemental Indenture” and along with the Base Indenture, as collectively amended, restated or supplemented from time to time, the “Indenture”), among Joy Global Inc., as issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Section 13.1 of the Base Indenture and Section 2.9 of the Supplemental Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

Dated:	November 10, 2006

THE GUARANTORS:

Joy Technologies Inc., as Guarantor
By: Name: Title:
P&H Mining Equipment Inc., as Guarantor
By: Name: Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ............Custodian..............

(Cust)	(Minor)
Under Uniform Gifts to Minors Act
......................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                            attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, check the box below:

☐	Section 2.11

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS (IN THE CASE OF NOTES SOLD UNDER RULE 144A) OR 40 DAYS (IN THE CASE OF NOTES SOLD UNDER REGULATION S) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS GLOBAL NOTE IS A GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT. NEITHER THIS GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

EACH HOLDER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE INDENTURE, WHETHER OR NOT SUCH HOLDER SIGNED THE REGISTRATION RIGHTS AGREEMENT, AND TO NOTIFY ANY SUBSEQUENT PURCHASER FROM SUCH HOLDER OF THIS NOTE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

1369319 06121973

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

JOY GLOBAL INC.

6.000% NOTE DUE 2016

CUSIP U48045 AB 1
No.	US$0

JOY GLOBAL INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of Zero Dollars ($0) on November 15, 2016, and to pay interest thereon from November 10, 2006, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2007, at the rate of 6.000% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this 6.000% Note Due 2016 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more predecessor debt securities) is registered at the close of business on the regular record date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date; provided, however, that interest payable on the interest payment date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any interest payment date shall forthwith cease to be payable to the registered Holder on such regular record date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more predecessor debt securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them.

If, with respect to a series of Notes, (i) the Company fails to file an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 90th day after the issue date; (ii) the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 150th day after the issue date; (iii) the Exchange Offer is not consummated on or before the 60th day after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is declared effective; (iv) the Company is obligated to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) and fails to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 45th day after the date on which the obligation to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) arises; (v) the Company is obligated to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) and the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 60th day after the Shelf Filing Date (as defined in the Registration Rights Agreement); or (vi) after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement), as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in the preceding clauses (i) through (vi) a “Registration Default”); then additional interest shall accrue on such series of Notes over and above the interest set forth in the title of such series of Notes from and including the date on which any such Registration Default shall occur with respect to such series of Notes, to but excluding the date on which all such Registration Defaults with respect to such series of Notes have been cured, at a rate of 0.50%. That portion of interest accruing as a result of a Registration Default is referred to herein as “Additional Interest.”

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Additional Interest (if any) payable as described in this Note to the extent that, in such context, Additional Interest is, was or would be payable in respect of this Note and express mention of the payment of Additional Interest (if any) in any provisions of this Note shall not be construed as excluding Additional Interest in those provisions of this Note where such express mention is not made.

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next interest payment date for such Exchange Note to the Holder thereof on the related regular record date.

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture and a supplemental indenture, each dated as of November 10, 2006 (collectively, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $0, except that the Company may, without the consent of the Holders, “reopen” the series and issue more Notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 30 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the redemption date. Holders of Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the redemption date. If fewer than all of the fixed rate notes are to be redeemed, the Trustee will select the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the redemption price, “Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. “Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes. “Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Trustee after consultation with the Company. “Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received. “Reference Treasury Dealer” means each of Banc of America Securities LLC, Lehman Brothers Inc., UBS Securities LLC, and one other nationally recognized investment banking firm that is a Primary Treasury Dealer to be selected by Joy Global, and their respective successors (a “Primary Treasury Dealer”), unless any of them ceases to be a primary U.S. Government securities dealer in the United States, in which case Joy Global will substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

Upon the occurrence of a Change of Control Triggering Event, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer described in the Indenture at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon, to the Change of Control Payment Date. Additional terms and conditions relating to Change of Control Offers are set forth in the Indenture.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note of the applicable series affected thereby: (a) change the stated maturity date of any installment of principal of or interest, or reduce the principal amount of or the rate (or extend the time for payment) of interest, or any premium payable upon the redemption of any Notes; (b) reduce the amount of principal payable upon acceleration of the maturity; (c) change the place or currency of payment of principal, or premium, if any, or interest; (d) impair the right to institute suit for the enforcement of any payment on, or with respect to, the Notes; (e)

reduce the percentage in aggregate principal amount of such series of Outstanding Notes, the consent of the Holders of which is required for any amendment or waiver provided for in the Indenture; (f) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note of the series affected thereby; (g) cause any such Note to become subordinate in right of payment to any other Debt, except to the extent provided in the terms of such Note; or (h) impair such holder’s right to require repurchase or conversion of the Notes on the terms provided therein.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of U.S.$2,000 and any integral multiple of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Registrar (initially Wells Fargo Bank, National Association) in the registry books maintained by such Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Security in global form as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Security in global form representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and Coupons, if any, by the Holders thereof and as part of the consideration for the issue of the Securities.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 10, 2006	JOY GLOBAL INC.

By:

Name:

Title:

Attest:

By:

Name:

Its:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 10, 2006

Wells Fargo Bank, National Association., a national banking association,
As Trustee

By:
Authorized Officer

GUARANTEE

Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees the payments as set forth in the Indenture dated as of November 10, 2006 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of November 10, 2006 (the “Supplemental Indenture” and along with the Base Indenture, as collectively amended, restated or supplemented from time to time, the “Indenture”), among Joy Global Inc., as issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Section 13.1 of the Base Indenture and Section 2.9 of the Supplemental Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

Dated:	November 10, 2006

THE GUARANTORS:

Joy Technologies Inc., as Guarantor
By: Name: Title:
P&H Mining Equipment Inc., as Guarantor
By: Name: Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ............Custodian..............

(Cust)	(Minor)
Under Uniform Gifts to Minors Act
......................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                            attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, check the box below:

☐	Section 2.11

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS (IN THE CASE OF NOTES SOLD UNDER RULE 144A) OR 40 DAYS (IN THE CASE OF NOTES SOLD UNDER REGULATION S) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

EACH HOLDER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE INDENTURE, WHETHER OR NOT SUCH HOLDER SIGNED THE REGISTRATION RIGHTS AGREEMENT, AND TO NOTIFY ANY SUBSEQUENT PURCHASER FROM SUCH HOLDER OF THIS NOTE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN

9095267 06121973

AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

JOY GLOBAL INC.

6.625% NOTE DUE 2036

CUSIP 481165 AG 3

No.	US$150,000,000

JOY GLOBAL INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of One Hundred Fifty Million and 00/100 Dollars ($150,000,000) on November 15, 2036, and to pay interest thereon from November 10, 2006, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2007, at the rate of 6.625% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this 6.625% Note Due 2036 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more predecessor debt securities) is registered at the close of business on the regular record date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date; provided, however, that interest payable on the interest payment date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any interest payment date shall forthwith cease to be payable to the registered Holder on such regular record date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more predecessor debt securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them.

If, with respect to a series of Notes, (i) the Company fails to file an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 90th day after the issue date; (ii) the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 150th day after the issue date; (iii) the Exchange Offer is not consummated on or before the 60th day after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is declared effective; (iv) the Company is obligated to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) and fails to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 45th day after the date on which the obligation to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) arises; (v) the Company is obligated to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) and the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 60th day after the Shelf Filing Date (as defined in the Registration Rights Agreement); or (vi) after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement), as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in the preceding clauses (i) through (vi) a “Registration Default”); then additional interest shall accrue on such series of Notes over and above the interest set forth in the title of such series of Notes from and including the date on which any such Registration Default shall occur with respect to such series of Notes, to but excluding the date on which all such Registration Defaults with respect to such series of Notes have been cured, at a rate of 0.50%. That portion of interest accruing as a result of a Registration Default is referred to herein as “Additional Interest.”

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Additional Interest (if any) payable as described in this Note to the extent that, in such context, Additional Interest is, was or would be payable in respect of this Note and express mention of the payment of Additional Interest (if any) in any provisions of this Note shall not be construed as excluding Additional Interest in those provisions of this Note where such express mention is not made.

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next interest payment date for such Exchange Note to the Holder thereof on the related regular record date.

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture and a supplemental indenture, each dated as of November 10, 2006 (collectively, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $150,000,000, except that the Company may, without the consent of the Holders, “reopen” the series and issue more Notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 37.5 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the

Notes being redeemed to the redemption date. Holders of Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the redemption date. If fewer than all of the fixed rate notes are to be redeemed, the Trustee will select the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the redemption price, “Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. “Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes. “Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Trustee after consultation with the Company. “Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received. “Reference Treasury Dealer” means each of Banc of America Securities LLC, Lehman Brothers Inc., UBS Securities LLC, and one other nationally recognized investment banking firm that is a Primary Treasury Dealer to be selected by Joy Global, and their respective successors (a “Primary Treasury Dealer”), unless any of them ceases to be a primary U.S. Government securities dealer in the United States, in which case Joy Global will substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

Upon the occurrence of a Change of Control Triggering Event, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer described in the Indenture at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon, to the Change of Control Payment Date. Additional terms and conditions relating to Change of Control Offers are set forth in the Indenture.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note of the applicable series affected thereby: (a) change the stated maturity date of any installment of principal of or interest, or reduce the principal amount of or the rate (or extend the time for payment) of interest, or any premium payable upon the redemption of any Notes; (b) reduce the amount of principal payable upon acceleration of the maturity; (c) change the place or currency of payment of principal, or premium, if any, or interest; (d) impair the right to institute suit for the enforcement of any payment on, or with respect to, the Notes; (e) reduce the percentage in aggregate principal amount of such series of Outstanding Notes, the consent of the Holders of which is required for any amendment or waiver provided for in the Indenture; (f) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note of the series affected thereby; (g) cause any such Note to become subordinate in right of payment to any other Debt, except to the extent provided in the terms of such Note; or (h) impair such holder’s right to require repurchase or conversion of the Notes on the terms provided therein.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of U.S.$2,000 and any integral multiple of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Registrar (initially Wells Fargo Bank, National Association) in the registry books maintained by such Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Security in global form as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Security in global form representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and Coupons, if any, by the Holders thereof and as part of the consideration for the issue of the Securities.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 10, 2006	JOY GLOBAL INC.

By:

Name:

Title:

Attest:

By:

Name:

Its:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 10, 2006

Wells Fargo Bank, National Association., a national banking association,
As Trustee

By:
Authorized Officer

GUARANTEE

Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees the payments as set forth in the Indenture dated as of November 10, 2006 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of November 10, 2006 (the “Supplemental Indenture” and along with the Base Indenture, as collectively amended, restated or supplemented from time to time, the “Indenture”), among Joy Global Inc., as issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Section 13.1 of the Base Indenture and Section 2.9 of the Supplemental Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

Dated:	November 10, 2006

THE GUARANTORS:

Joy Technologies Inc., as Guarantor
By: Name: Title:
P&H Mining Equipment Inc., as Guarantor
By: Name: Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ............Custodian..............

(Cust)	(Minor)
Under Uniform Gifts to Minors Act
......................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                            attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, check the box below:

☐	Section 2.11

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS (IN THE CASE OF NOTES SOLD UNDER RULE 144A) OR 40 DAYS (IN THE CASE OF NOTES SOLD UNDER REGULATION S) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS GLOBAL NOTE IS A GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT. NEITHER THIS GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

EACH HOLDER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE INDENTURE, WHETHER OR NOT SUCH HOLDER SIGNED THE REGISTRATION RIGHTS AGREEMENT, AND TO NOTIFY ANY SUBSEQUENT PURCHASER FROM SUCH HOLDER OF THIS NOTE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

9095267 06121973

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

JOY GLOBAL INC.

6.625% NOTE DUE 2036

CUSIP U48045 AC 9

No.	US$0

JOY GLOBAL INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of Zero Dollars ($0) on November 15, 2036, and to pay interest thereon from November 10, 2006, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2007, at the rate of 6.625% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this 6.625% Note Due 2036 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more predecessor debt securities) is registered at the close of business on the regular record date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date; provided, however, that interest payable on the interest payment date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any interest payment date shall forthwith cease to be payable to the registered Holder on such regular record date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more predecessor debt securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them.

If, with respect to a series of Notes, (i) the Company fails to file an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 90th day after the issue date; (ii) the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 150th day after the issue date; (iii) the Exchange Offer is not consummated on or before the 60th day after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is declared effective; (iv) the Company is obligated to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) and fails to file the Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission on or prior to the 45th day after the date on which the obligation to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) arises; (v) the Company is obligated to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) and the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 60th day after the Shelf Filing Date (as defined in the Registration Rights Agreement); or (vi) after the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement), as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in the preceding clauses (i) through (vi) a “Registration Default”); then additional interest shall accrue on such series of Notes over and above the interest set forth in the title of such series of Notes from and including the date on which any such Registration Default shall occur with respect to such series of Notes, to but excluding the date on which all such Registration Defaults with respect to such series of Notes have been cured, at a rate of 0.50%. That portion of interest accruing as a result of a Registration Default is referred to herein as “Additional Interest.”

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Additional Interest (if any) payable as described in this Note to the extent that, in such context, Additional Interest is, was or would be payable in respect of this Note and express mention of the payment of Additional Interest (if any) in any provisions of this Note shall not be construed as excluding Additional Interest in those provisions of this Note where such express mention is not made.

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next interest payment date for such Exchange Note to the Holder thereof on the related regular record date.

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture and a supplemental indenture, each dated as of November 10, 2006 (collectively, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $0, except that the Company may, without the consent of the Holders, “reopen” the series and issue more Notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 37.5 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the redemption date. Holders of Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the redemption date. If fewer than all of the fixed rate notes are to be redeemed, the Trustee will select the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the redemption price, “Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. “Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes. “Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Trustee after consultation with the Company. “Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received. “Reference Treasury Dealer” means each of Banc of America Securities LLC, Lehman Brothers Inc., UBS Securities LLC, and one other nationally recognized investment banking firm that is a Primary Treasury Dealer to be selected by Joy Global, and their respective successors (a “Primary Treasury Dealer”), unless any of them ceases to be a primary U.S. Government securities dealer in the United States, in which case Joy Global will substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

Upon the occurrence of a Change of Control Triggering Event, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer described in the Indenture at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon, to the Change of Control Payment Date. Additional terms and conditions relating to Change of Control Offers are set forth in the Indenture.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note of the applicable series affected thereby: (a) change the stated maturity date of any installment of principal of or interest, or reduce the principal amount of or the rate (or extend the time for payment) of interest, or any premium payable upon the redemption of any Notes; (b) reduce the amount of principal payable upon acceleration of the maturity; (c) change the place or currency of payment of principal, or premium, if any, or interest; (d) impair the right to institute suit for the enforcement of any payment on, or with respect to, the Notes; (e)

reduce the percentage in aggregate principal amount of such series of Outstanding Notes, the consent of the Holders of which is required for any amendment or waiver provided for in the Indenture; (f) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note of the series affected thereby; (g) cause any such Note to become subordinate in right of payment to any other Debt, except to the extent provided in the terms of such Note; or (h) impair such holder’s right to require repurchase or conversion of the Notes on the terms provided therein.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of U.S.$2,000 and any integral multiple of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Registrar (initially Wells Fargo Bank, National Association) in the registry books maintained by such Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Security in global form as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Security in global form representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and Coupons, if any, by the Holders thereof and as part of the consideration for the issue of the Securities.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 10, 2006	JOY GLOBAL INC.

By:

Name:

Title:

Attest:

By:

Name:

Its:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 10, 2006

Wells Fargo Bank, National Association., a national banking association,
As Trustee

By:
Authorized Officer

GUARANTEE

Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees the payments as set forth in the Indenture dated as of November 10, 2006 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of November 10, 2006 (the “Supplemental Indenture” and along with the Base Indenture, as collectively amended, restated or supplemented from time to time, the “Indenture”), among Joy Global Inc., as issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Section 13.1 of the Base Indenture and Section 2.9 of the Supplemental Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

Dated:	November 10, 2006

THE GUARANTORS:

Joy Technologies Inc., as Guarantor
By: Name: Title:
P&H Mining Equipment Inc., as Guarantor
By: Name: Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ............Custodian..............

(Cust)	(Minor)
Under Uniform Gifts to Minors Act
......................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                            attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, check the box below:

☐	Section 2.11

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.11 of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No: